EXHIBIT 99.2


The slides below are MAF Bancorp's presentation materials for the Midwest 2005 Super-Community Bank Conference being held on March 1-2, 2005 and the Keefe, Bruyette & Woods 2005 Regional Banking Conference being held on March 2-3, 2005. These materials should be read in conjunction with the more complete information in MAF Bancorp's recent press releases and SEC reports.

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                                     SLIDE 1

                          FORWARD-LOOKING INFORMATION
                          ---------------------------

Statements contained in this presentation that are not historical facts, constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. These forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "plan," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. The Company undertakes no obligation to update these forward-looking statements in the future.

Factors which could have a material adverse effect on operations and could affect management's outlook or future prospects of the Company and its subsidiaries include, but are not limited to, higher than expected overhead, infrastructure and compliance costs, unanticipated changes in interest rates or further flattening of the yield curve, less than anticipated balance sheet growth, demand for loan products, unanticipated changes in secondary mortgage market conditions, deposit flows, competition, adverse federal or state legislative or regulatory developments, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and Federal Reserve Board, deteriorating economic conditions which could result in increased delinquencies in MAF's loan portfolio, the quality or composition of MAF's loan or investment portfolios, demand for financial services and residential real estate in MAF's market area, delays in real estate development projects, the possible short-term dilutive effect of other potential acquisitions, if any, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                     SLIDE 2

                               MAF BANCORP, INC.



o        8th largest deposit market share in Chicago area*

o        6th largest deposit market share in the Milwaukee area*

o        72 branch offices; average branch size of $82 million

o        Over 282,000 households served

o        $9.7 billion in assets

o        $5.9 billion in deposits

o        Market capitalization of $1.4 billion**

*  Based on FDIC data as of June 30, 2004
** Based on closing market price on February 11, 2005

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 3

         [MAP OF MAF BANCORP, INC.'S CHICAGO MARKET AREA SHOWING CURRENT MID AMERICA BANK BRANCHES AND PLANNED DE NOVO BRANCHES APPEARS HERE]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 4

                              DEPOSIT MARKET SHARE

                                    CHICAGO

                1.  Bank One                         16.42%
                2.  LaSalle Bank                     12.83%
                3.  Harris Trust & Savings Bank       5.47%
                4.  Northern Trust Co.                3.46%
                5.  Fifth Third Bank                  3.24%
                6.  Charter One Bank NA               2.88%
                7.  Citibank FSB                      2.40%
                8.  MID AMERICA BANK FSB              2.06%
                9.  First Midwest Bank                1.98%
                10. National City Bank of MW          1.86%


                     Based on FDIC data as of June 30, 2004

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 5

                 [MAP OF MAF BANCORP, INC.'S MARKET AREA SHOWING
                     CURRENT BRANCH LOCATIONS APPEARS HERE]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 6

                              DEPOSIT MARKET SHARE

                                   MILWAUKEE

                1.  M&I Marshall & Ilsley Bank       25.94%
                2.  U S Bank National Assn           25.50%
                3.  Bank One National Assn            7.38%
                4.  Associated Bank NA                4.55%
                5.  Guaranty Bank                     3.21%
                6.  MID AMERICA BANK FSB              3.16%
                7.  Wauwatosa Savings Bank            2.73%
                8.  Mutual Savings Bank               2.45%
                9.  North Shore Bank FSB              1.85%
                10. Wells Fargo Bank WI NA            1.45%


                     Based on FDIC data as of June 30, 2004

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 7

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Number of Branches

(At Period End)

o  Average Branch Size - $82 million

  13         20         22         24         25       27
 -----      -----      -----      -----      -----    -----
 12/95      12/96      12/97      12/98      12/99    12/00


  32         34         66          76*
 -----      -----      -----       -----
 12/01      12/02      12/03       12/04


*Includes 4 Planned DeNovo Branches

                     [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 8

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Total Assets (Billions)

(At Period End)

 $5.20      $5.60      $5.94      $8.93     $9.70
 -----      -----      -----      -----     -----
 12/00      12/01      12/02      12/03     12/04


                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 9

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Stockholders Equity/Total Assets

  8.4%       7.6%       7.5%       7.8%      8.5%     10.1%     10.1%
 -----      -----      -----      -----     -----     -----     -----
 12/98      12/99      12/00      12/01     12/02     12/03     12/04


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 10

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Efficiency Ratio

44.6%    47.0%    46.4%     47.7%         57.8%          54.7%         53.6%
-----    -----    -----     -----         -----          -----        -----
12/00    12/01    12/02     12/03          3/04          12/04        12/04

           Year Ended                   Qtr Ended     Year Ended    Qtr Ended


Efficiency ratio is calculated by dividing non-interest expense by the sum of net interest income and non-interest income, excluding net gain/(loss) on sale and writedown of mortgage-backed and investment securities.


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 11

[CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Quarterly EPS (1990 - 2004)

o        17% Compounded Annual Growth Rate Since 3/90

       DATE          EPS         DATE           EPS         DATE         EPS
       ----          ---         ----           ---         ----         ---
       3/90         $.07         3/96          $.33         6/02        $.69
       6/90          .15         6/96           .31         9/02         .87
       9/90          .13         9/96           .35        12/02         .85
      12/90          .02         12/96          .37         3/03         .81
       3/91          .15         3/97           .38         6/03         .82
       6/91          .07         6/97           .42         9/03         .79
       9/91          .17         9/97           .39        12/03         .84
      12/91          .15         12/97          .39         3/04         .73
       3/92          .17         3/98           .39         6/04         .77
       6/92          .18         6/98           .42         9/04         .77
       9/92          .22         9/98           .42        12/04         .74
      12/92          .23         12/98          .43
       3/93          .28         3/99           .46
       6/93          .24         6/99           .53
       9/93          .25         9/99           .52
      12/93          .27         12/99          .56
       3/94          .26         3/00           .55
       6/94          .19         6/00           .58
       9/94          .22         9/00           .60
      12/94          .34         12/00          .57
       3/95          .25         3/01           .60
       6/95          .33         6/01           .60
       9/95          .32         9/01           .59
      12/95          .31         12/01          .77
                                  3/02          .70

                    (Excludes extraordinary or special items)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 12

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Number of Checking Accounts

(At Period End)

115,400         140,600         154,100       230,600       245,000
-------         -------         -------       -------       -------
12/00           12/01           12/02          12/03         12/04


                      [MAF BANCORP, INC. LOGO APPEARS HERE]
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                                    SLIDE 13

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Deposit Account Service Charges (Millions)

o        27% Annual Growth Rate (12/99 - 12/04)

$10.2        $12.7        $16.5        $22.2        $24.6        $34.1
-----        -----        -----        -----        -----        -----
12/99        12/00        12/01        12/02        12/03        12/04

                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 14

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Core Deposits*/Total Deposits
      (At Period End)

 45.7%      51.8%      56.4%      58.2%    59.6%
 -----      -----      -----      -----    -----
 12/00      12/01      12/02      12/03    12/04


*Core Deposits include checking, savings and money market accounts


                     [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 15

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Net Interest Margin

2.94%    2.89%   2.92%    3.07%    3.10%     3.05%    3.00%     3.07%
-----    -----   -----    -----    -----     -----    -----     -----
 3/03     6/03    9/03    12/03     3/04      6/04     9/04     12/04

                                 Quarter Ended


                     [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 16


[PIE CHARTS APPEAR HERE WITH THE FOLLOWING PLOT POINTS]

Loan Portfolio Composition

December 31, 2002                               December 31, 2004
-----------------                               -----------------
$4.6 Billion                                    $6.9 Billion

1-4 Family          79%                         1-4 Family          59%
Commercial/Other     4%                         Commercial/Other    11%
Consumer             9%                         Consumer            19%
Multifamily          6%                         Multifamily          9%
C&I                  2%                         C&I                  2%


                      [MAF BANCORP, INC. LOGO APPEARS HERE]
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                                    SLIDE 17


             [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS
    AND A DEPICTION OF LOAN PORTFOLIO COMPOSITION BETWEEN 1-4 FAMILY LOANS,
                     HOME EQUITY LOANS AND ALL OTHER LOANS]

Loan Diversification
(Millions)

           Total     1-4 Family
          -------    ----------
 1999     $3,907        89%
 2000     $4,352        88%
 2001     $4,484        83%
 2002     $4,578        80%
 2003     $6,447        62%
 2004     $6,933        59%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 18

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1-4 Family First Mortgage Lending Volume
(Millions)
                                    Total               Total
                 Total            Purchase            Refinance
                 Volume            Volume              Volume
                 ------           --------            ---------
        2001     $2,445            $1,436               $1,009
        2002     $3,048            $1,692               $1,356
        2003     $3,979            $2,049               $1,930
        2004     $2,300            $1,533               $  767

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 19

Mortgage Banking Operation

(Millions)


                                                Year Ended
                       --------------------------------------------------------
                         2000        2001        2002        2003        2004
                       --------    --------    --------    --------    --------
Gain on Sale of Loans    $1.1       $  8.7      $ 16.3      $ 25.9       $9.3
Loans Sold               $340       $1,021      $1,379      $1,767       $914


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 20


Home Loans - Cross Penetration

Twelve Months Ended December 31, 2004

     o   37% - Equity Lines of Credit

     o   40% - Checking Accounts

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 21

Loan-Generated Fee Income

o    Title Insurance

o    Risk Sharing with Mortgage Insurance Companies

o    Mortgage Servicing

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 22

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loan Servicing Portfolio (Millions)
(At Period End)


$1,227       $785       $1,402       $2,022       $3,330       $3,641
------       -----      ------       ------       ------       ------
12/99        12/00      12/01        12/02        12/03         12/04


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 23

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Home Equity Line of Credit Balances

(Millions)

         $214        $387        $556        $1,281
        ------      ------      ------       ------
         2001        2002        2003         2004*

*Includes balances from St. Francis acquisition of $318 million

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 24

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Home Equity Line of Credit Origination Volume

(Millions)

         $242        $415        $668        $1,204
        ------      ------      ------       ------
         2001        2002        2003         2004

                      [MAF BANCORP, INC. LOGO APPEARS HERE]
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                                    SLIDE 25

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Multi-Family Loan Balances (Millions)

o  December 31, 2004

           $494           $127
        ---------      ---------
        Illinois       Wisconsin


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 26

 [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

BUSINESS BANKING
COMBINED BALANCES

                        LOANS
                        -----
            Dec-03    $787,201,000
            Jan-04    $783,393,000
            Feb-04    $786,398,000
            Mar-04    $793,451,000
            Apr-04    $790,828,000
            May-04    $816,109,000
            Jun-04    $796,667,000
            Jul-04    $802,987,000
            Aug-04    $805,598,000
            Sep-04    $803,970,000
            Oct-04    $800,664,000
            Nov-04    $813,219,000
            Dec-04    $807,277,000
             2005     Projected Increase


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 27

Credit Quality - 12/31/04

o    NPL/Total Loans:  .46%

o    Allowance for Loan Losses/NPL:  115%

o    Allowance for Loan Losses/Total Loans:  .53%

o    89% of NPL are secured by 1-4 Family Properties

o    2004 Net Charge-offs:  $812,000

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 28

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Income from Real Estate Operations

(Millions)

    $9.6      $9.5       $11.5      $9.7       $11.3      $6.7
    -----     -----      -----      -----      -----      -----
    12/99     12/00      12/01      12/02      12/03      12/04

                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 29

[MAP OF SPRINGBANK OF PLAINFIELD APPEARS HERE]

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                                    SLIDE 30

Company Highlights

o Growing franchise in attractive markets

o Strong and varied asset-generation capabilities

o Excellent credit quality

o Multiple non-interest income sources

o Solid earnings growth history

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 31

Stock Price Performance - Growth Rates

                         Compounded
                           Annual          Total
                           Return         Return
                           ------         ------
One Year                      9%             9%
Three Year                   17%            61%
Five Year                    19%           134%
Ten Year                     21%           588%
Since Inception              23%         2,194%


Period Ended 12/31/04 (Dividends Reinvested)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 32

                      [MAF BANCORP, INC. LOGO APPEARS HERE]